[LETTERHEAD]

EXHIBIT 10.36

                                                            AGREEMENT NO:EX92302

--------------------------------------------------------------------------------
NECESSARY CADENCE SIGNATURES REQUIRED FOR ANY PAYMENTS TO BE MADE UNDER EACH SEPARATE CONSULTING SCHEDULE.

REQUESTER'S MANAGER - REQUIRED
=================================================

Name: H. Raymond Bingham
      -------------------------------------------
(Print)

Signature: /S/ H. Raymond Bingham
           --------------------------------------

Date: February 26, 1999
      -------------------------------------------

FINANCIAL ANALYST - REQUIRED
=================================================
Name: Christine Matthews
      -------------------------------------------
(Print)
Signature: /S/ Christine Matthews
           --------------------------------------

Date: March 30, 1999
      -------------------------------------------

VP OF FINANCE - IN EXCESS OF  $50K OR 6 MONTHS TOTAL
=================================================

Name: Mark White
      -------------------------------------------
(Print)

Signature: /S/ Mark White
           --------------------------------------

Date: March 30, 1999
      -------------------------------------------


-------------------------------------------------------------------------------
THE FINAL SIGNATURE PAGE (AND THE ACCOMPANYING SCHEDULE) MUST BE FILED WITH THE SIGNED MASTER AGREEMENT. RETURN TO TERRI MEIER, MS5B1

[LETTERHEAD]

                                                            AGREEMENT NO:EX92302

                                MASTER INDIVIDUAL

                              CONSULTING AGREEMENT

                                      WITH

                          CADENCE DESIGN SYSTEMS, INC.

--------------------------------------------------------------------------------

THIS AGREEMENT IS A MASTER AGREEMENT. AS SUCH, IT IS INTENDED TO BE PUT INTO PLACE ONCE WITH A CONSULTING PARTY. THEREAFTER, AS MORE CONSULTING ACTIVITY IS DESIRED BY CADENCE WITH THE CONSULTING PARTY, ADDITIONAL SCHEDULES ARE WRITTEN UP, SIGNED BY THE PARTIES, AND FILED WITH THE MASTER AGREEMENT. PLEASE NOTE THAT THE CADENCE INTERNAL SIGNATURE SHEET IS REQUIRED TO BE ATTACHED TO AND ROUTED WITH EACH NEW ADDITIONAL SCHEDULE HEREAFTER PUT INTO PLACE UNDER THE SIGNED MASTER AGREEMENT.

-------------------------------------------------------------------------------

===============================================================================
THIS CONSULTING AGREEMENT, ("AGREEMENT"), is entered into this 23 day of February, 1999, ("EFFECTIVE DATE"), between Cadence Design Systems, Inc., at 555 River Oaks Parkway, San Jose, CA 95134, ("CADENCE"), and George Scalise, ("CONSULTANT").

NOW THEREFORE, the parties hereby agree as follows:


[LETTERHEAD]

1.  CONSULTANCY.

1.1  CONSULTING PERIOD.

Consultant shall serve as a consultant to Cadence for a period commencing on the date of this Agreement and concluding on the date set forth in Section 3.0 of the applicable Schedule attached hereto, subject to the termination of this Agreement ("CONSULTING PERIOD"). This Consulting Agreement may be terminated at will by Cadence for any reason or no reason upon fifteen (15) days prior written notice to Consultant. However, if this Agreement is terminated pursuant to paragraph 1.3, no notice shall be required. Consultant may terminate this Agreement at will, upon fifteen (15) days prior written notice to Cadence, for no reason only at a time that no Schedule is in effect and no Work is being performed by Consultant. If a Schedule is in effect or Work is being performed, Consultant may only terminate this Agreement for material breach by Cadence that remains uncured for thirty (30) days following written notice thereof to Cadence. Termination of this Agreement shall terminate all Schedule(s) then in effect. Upon termination, each party shall, within ten (10) days, return or destroy all copies of the other party's materials in its possession or control and certify the same in writing.

1.2  ADDITIONAL SCHEDULES.

Additional Schedules may be attached to include other work projects or services which the parties agree Consultant shall provide to Cadence. The Schedule(s) may be amended from time to time by mutual written consent of the parties.

1.3 In order to serve as a Consultant to Cadence, Consultant must pass a background investigation conducted by Cadence. The investigation will consist of Cadence obtaining a report from a consumer reporting agency named Professional Resource Screening, Inc. for the purpose of evaluating Consultant's eligibility to consult with Cadence. The report may include information regarding Consultant's DMV records, educational verification, employment history, verification of social security number, criminal record (if any), credit and reference, and civil litigation records. Consultants failure to authorize this investigation or failure to pass the background investigation will result in immediate termination of this agreement.

2.  DUTIES OF CONSULTANT.

2.1  SCOPE OF WORK.

Consultant shall perform the services and deliver the deliverables, if any, set forth in Section 4 of the applicable Schedule (together the "Work"). Consultant shall perform the Work under the general direction of Cadence and in accordance with the provisions of this Agreement and the applicable Schedule. If there is no deliverable under a Schedule, the provisions of Sections 4.3, 4.4 and 4.5 shall not apply to the Work under such Schedule. Consultant shall determine the manner and means by which the Work is accomplished.

2.2  COMPLIANCE WITH LAWS.

Consultant shall comply with all applicable federal, state and local laws and regulations, including, without limitation, immigration laws, in the performance of the Work hereunder.

3. WORK RULES.

Consultant shall abide by the working hours, rules, and policies of Cadence while working on Cadence's premises.

4.  PROJECT MANAGEMENT.

4.1  CADENCE PROJECT MANAGER

Cadence shall designate a Project Manager for each of the projects set forth in Section 6 of the applicable Schedule, (the "PROJECT MANAGER"). Such person shall act as a liaison between Cadence and Consultant and have primary responsibility for managing Consultant's activities.

4.2  PROGRESS REPORTS AND MEETINGS.

Consultant shall submit a detailed Progress Report to the Project Manager on an agreed upon period during the term of each applicable Schedule. Progress reports will detail Work performed to date and estimated time to complete. If Cadence so requests, Consultant shall participate in status meetings with the Project Manager to review the status and progress of the Work.

4.3  CRITERIA FOR ACCEPTING DELIVERABLES.

Each deliverable, if any, shall be subject to acceptance by Cadence. When possible, but in no event later than thirty (30) days in advance of the date identified in the applicable Schedule for production of the deliverable involved, a set of Acceptance Criteria for each shall be jointly developed and mutually agreed to in writing ("ACCEPTANCE CRITERIA"). If the parties in good faith cannot agree to any of Acceptance Criteria, Cadence may terminate this Agreement, effective immediately, without incurring any further liability. If there is no required Acceptance Criteria then the applicable Schedule MUST SO STATE.

4.4  ACCEPTANCE TESTING.

[LETTERHEAD]

If acceptance testing for a deliverable is required, such testing shall commence within five (5) working days of the date on which Consultant notifies the Project Manager, in writing, that the deliverable has been satisfactorily completed, in Consultant's opinion, and is ready for acceptance testing by Cadence. Cadence will verify that the deliverable satisfies the mutually agreed upon Acceptance Criteria. Acceptance testing shall continue for the period of time specified in the Acceptance Criteria ("ACCEPTANCE PERIOD"). If no such time period has been agreed upon by the parties then the Acceptance Period shall be thirty (30) calendar days.

4.5  NON-CONFORMITY OF DELIVERABLES.

If any deliverable does not conform to the required Acceptance Criteria within the Acceptance Period, Cadence shall give Consultant notice thereof. Cadence shall cooperate with Consultant in identifying in what respects the deliverable has failed to conform to the Acceptance Criteria. Consultant shall, at no cost to Cadence, promptly correct any deficiencies which prevent such deliverable from conforming to the Acceptance Criteria. Upon completion of the corrective action by Consultant, and at no additional cost to Cadence, the acceptance test will be repeated until the deliverable has successfully conformed to the Acceptance Criteria. If the deliverable is not made to conform within thirty (30) calendar days after the end of the Acceptance Period, Cadence may terminate this Agreement, effective immediately, without any further obligation or liability. Cadence may require Consultant to continue to attempt to correct the deficiencies while reserving the right to terminate this Agreement at any time. When the deliverable has successfully conformed to or satisfied the Acceptance Criteria, Cadence shall give Consultant written notice thereof.

5. OTHER AFFILIATIONS.

5.1  EMPLOYMENT.

Consultant represents that Consultant is not prevented by any existing agreement or in any other way from entering into this Agreement and performing in accordance with this Agreement and the applicable Schedule.

5.2  CONFLICT OF INTEREST.

Consultant warrants that Consultant is not obligated under any other agreement which would adversely conflict with or affect Cadence's rights or Consultant's duties under this Agreement or applicable Schedule, other than those expressly identified in Section 5 of the applicable Schedule. Cadence understands and agrees that during the Consulting Period, Consultant may be retained by other companies, corporations, and/or commercial enterprises which are not engaged in the design, development, manufacture or marketing of products similar to those of Cadence.

5.3  SEGREGATION OF WORK.

Consultant shall not use, disclose or deliver any proprietary or confidential information of any third party in dealings with Cadence or in performing the Work hereunder. Consultant agrees to use best efforts to segregate Work done under this Agreement from all work done at, or for, any such other person, company, corporation, and/or other commercial enterprise. In any dealings with any such person, company, corporation, and/or commercial enterprise, Consultant shall protect and guard Cadence's Confidential Information (as defined herein) in accordance with the terms of this Agreement.

6.  COMPENSATION.

6.1  PAYMENT BY CADENCE.

Cadence agrees to pay Consultant and Consultant agrees to accept for all Work hereunder consulting fees (the "CONSULTING FEES") as set forth in Section 9 of the applicable Schedule. Cadence will pay the Consulting Fees within thirty
(30) days after the receipt of Consultant's correct invoice.

6.2  REIMBURSEMENT FOR COSTS/EXPENSES.

Cadence agrees to reimburse Consultant for reasonable and necessary out-of-pocket costs and expenses actually incurred by Consultant in performance of the Work that have been pre-approved by the Project Manager in writing. Travel, lodging and related expenses must conform to Cadence's travel policy to be reimbursed. Consultant shall submit his or her expenses on expense report forms acceptable to Cadence. If requested by Cadence, Consultant shall submit supporting documentation in addition to the invoice and the expense report forms. No reimbursement will be made for any expenses submitted more than thirty (30) days after completion of Consultant's Work under the applicable Schedule. Reimbursement shall be made within thirty (30) days after submission to Cadence of the last of adequate and appropriate documentation of such costs and expenses, the expense report forms and a correct invoice.

6.3  PAYMENT FOR SERVICES.

Invoicing by Consultant shall include all services rendered and expenses incurred by Consultant during the period invoiced for payment. Consultant shall submit the invoice and the applicable time reports and expense reports to the Project Manager

[LETTERHEAD]

for review and approval prior to actually invoicing Cadence for payment.

6.4.  MAXIMUM DOLLAR AMOUNT.

Notwithstanding anything to the contrary, Cadence shall not be liable for any charges or expenses under any applicable Schedule for Work done on a time and materials basis in excess of the maximum dollar amount specified in Section 10 of the applicable Schedule.

6.5  TAXES AND OTHER BENEFITS.

Consultant acknowledges and agrees that it shall be only Consultant's obligation to formally report as its income all compensation received by Consultant from Cadence for Consultant's services. Consultant agrees to indemnify Cadence and hold it harmless to the extent Cadence is alleged or determined to be obligated or liable to pay any tax, including but not limited to payroll, FICA and social security withholding, and unemployment, disability and/or worker's compensation insurance or similar item in connection with any payment made to Consultant. Consultant shall not be entitled to compensation from Cadence except as set forth in this Agreement and in no event shall Consultant be entitled to any fringe benefits available to employees of Cadence. Consultant waives any rights Consultant may now or in the future have in such fringe benefits even if Consultant is later deemed a "common law employee."

6.6  ACCOUNTING RECORDS.

Consultant shall maintain complete and accurate accounting records, in a form in accordance with generally accepted accounting principles, consistently applied, to substantiate Consultant's charges and expenses and shall retain such records for a period of at least one (1) year from the date of final payment made under the applicable Schedule.

7.  CONFIDENTIALITY.

Consultant's work for Cadence creates a relationship of trust and confidence between Cadence and Consultant.

7.1  CONFIDENTIAL INFORMATION.

"CONFIDENTIAL INFORMATION" as used herein and in the attached Exhibit NDA includes marketing plans, product plans, business strategies, financial information, forecasts, personnel information, customer lists, trade secrets, Innovations (as defined in Section 8), other non-public technical or business information, third party information made available to Consultant, joint research agreements or agreements entered into by Cadence or any of its affiliates, whether in writing or given to Consultant orally, which Consultant knows or has reason to know Cadence would like to treat as confidential for any purpose, such as maintaining a competitive advantage or avoiding undesirable publicity.

7.2  ATTACHED NON-DISCLOSURE AGREEMENT.

Consultant's obligations with respect to maintaining the confidentiality of Cadence's Confidential Information disclosed to Consultant during the "Disclosing Period" (Section 7.3) shall be governed by the terms of the Non-Disclosure Agreement attached hereto as the "Exhibit NDA" which supersedes all prior agreements governing the exchange of such Confidential Information. In addition, if the Work is performed ultimately for a third party customer, Consultant agrees to comply with all use and disclosure restrictions and procedures imposed by such third party customer on its confidential information, and to execute all related documents requested by Cadence to implement such restrictions.

7.3  DISCLOSING PERIOD.

The provisions of the attached Exhibit NDA govern only that Confidential Information disclosed by Cadence to Consultant during the "Disclosing Period" "starting on the earlier of the commencement of the Work or the signing of this Agreement, and ending on the conclusion of the Consulting Period as defined in Section 1 above.

7.4  CONTINUING OBLIGATION.

After the Disclosing Period, Consultant has a continuing obligation to maintain the confidentiality of Cadence's Confidential Information and the Confidential Information of any third party for an indefinite period of time, except as and to the extent otherwise provided in the Exhibit NDA. In addition, Sections 6.5, 6.6, 7 (and the Exhibit NDA), 8, 9, 10, 13, 16 and 19 shall survive the termination of the Consulting Period.

8.  INNOVATIONS AND DELIVERABLES.

8.1  DISCLOSURE OF INNOVATIONS.

Consultant shall disclose in writing to Cadence all inventions, discoveries, concepts, works of authorship, ideas, improvements and other innovations of any kind that Consultant may make, conceive, develop or reduce to practice, alone or jointly with others, in the course of performing Work for Cadence under this Agreement or as a result of that Work, whether or not they are eligible for patent, copyright, trademark, trade secret or other legal protection (collectively, "INNOVATIONS").

8.2  ASSIGNMENT OF INNOVATIONS.

[LETTERHEAD]

Consultant agrees that all deliverables and Innovations will be the sole and exclusive property of Cadence and Consultant hereby assigns to Cadence, and agrees to assign, all rights in the deliverables and Innovations and in all related patents, patent applications, copyrights, mask work rights, trademarks, trade secrets, rights of priority and other proprietary rights. At Cadence's request and expense and at Consultant's reasonable billing rates for such additional services, during and after the period during which Consultant acts as a consultant to Cadence, Consultant will assist and cooperate with Cadence in all respects and will execute documents, and subject to reasonable availability, give testimony and take further acts requested by Cadence to acquire, transfer, maintain and enforce patent, copyright, trademark, mask work, trade secret and other legal protections for such Innovation(s) and deliverables. Consultant hereby appoints an Officer of Cadence as Consultant's attorney-in-fact to execute such documents on Consultant's behalf for this specific purpose. It is understood that nothing contained therein shall affect the rights or obligations of Consultant with respect to any Innovations which would be protected by Section 2870 of the California Labor Code, if Consultant were an employee of Cadence instead of an independent contractor.

8.3  RIGHT TO CHANGE INNOVATIONS.

Consultant hereby agrees that Cadence (or a third party, as applicable) shall have the unlimited right to modify, alter or destroy any Innovation (but only if such act would not hinder or prevent Consultant from performing its obligations hereunder and under the applicable Schedule), and that any such act does not and will not violate any right of Consultant, if any exists, to keep such work intact. Consultant hereby irrevocably assigns and transfers to Cadence any right Consultant may have to object to such modification, alteration or destruction, or to claim authorship, or any other "moral" right, and if such right is not assignable, Consultant hereby forever waives and agrees never to assert any such right.

8.4  LICENSE TO CADENCE.

To the extent that Cadence's use or exploitation of any deliverables or Innovations made or contributed by Consultant hereunder may require a license from Consultant under any other proprietary rights held by Consultant, Consultant hereby grants Cadence a fully-paid, royalty-free, perpetual, worldwide license, with right to sublicense, to make, use, sell, copy, modify, distribute, perform, display and otherwise exploit such deliverables and Innovations.

8.5  NON-INFRINGEMENT.

Consultant represents and warrants that to the best of its knowledge the Work performed under this Agreement and the Innovations made or contributed by Consultant hereunder will not infringe on any rights of any third party.

8.6  INDEMNITY.

Consultant agrees to defend at its own cost and expense any claim or action against Cadence, its directors, officers and/or employees, for actual or alleged infringement of any patent, copyright or other property right (including, but not limited to, misappropriation of trade secrets) based on any software, program, service and/or other materials delivered or furnished to Cadence by Consultant. Consultant further agrees to indemnify and hold Cadence, its subsidiaries and/or affiliated companies, and their respective directors, officers and/or employees, harmless from and against any and all liabilities, damages, losses, and expenses associated with such claims or action.

9.  INSURANCE AND INDEMNITY.

9.1  INSURANCE COVERAGES.

Consultant shall procure and maintain for itself and its employees all insurance coverages as required by Federal and/or State law, including workers' compensation and disability insurance, and automobile liability coverage. Upon request by Cadence, Consultant shall furnish to Cadence a certificate of insurance evidencing such coverage.

9.2  INDEMNITY.

Consultant agrees to indemnify Cadence, its subsidiaries and/or affiliated companies for any liability or expenses due to claims for personal injury or to property arising out of the performance of the Work or the use by Consultant of Cadence's materials, machines, or facilities.

10.  NON-SOLICITATION.

Consultant agrees that, during the Consulting Period and for a period of two
(2) years after the expiration or earlier termination thereof, Consultant will not solicit or recruit Cadence employees for any other employers outside Cadence or employ any of the employees of Cadence without Cadence's prior written consent.

11.  INDEPENDENT CONTRACTOR.

Consultant shall be an independent contractor with respect to Cadence and shall not be a representative or agent of Cadence. In addition, Consultant shall not be deemed for any purpose to be an employee of Cadence.

[LETTERHEAD]

12.  NOTICE.

Any notice to be delivered pursuant to this Agreement shall be in writing and shall be deemed delivered upon service, if served personally, or three days after deposit in the United States Mail, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested, and addressed to the other party at the following address, or such address as may be designated in accordance herewith:

To Cadence at:

                          CADENCE DESIGN SYSTEMS, INC.
                           Human Resources Department
                             2655 Seely Rd., Bldg. 5
                               San Jose, CA 95134

To Consultant at:
     As set forth in the applicable Schedule.

13.  INJUNCTIVE RELIEF.

Consultant acknowledges that disclosure or unauthorized use of any Confidential Information by Consultant will give rise to irreparable injury to Cadence, its subsidiaries and/or affiliated companies. Accordingly, Cadence or such other party may seek and obtain injunctive relief against the breach or threatened breach of the foregoing undertakings, in addition to any other legal remedies which may be available. Consultant acknowledges and agrees that the covenants contained herein are necessary for the protection of legitimate interests of Cadence.

14.  SEVERABILITY.

If a court finds any provision of this Agreement invalid or unenforceable as applied to any circumstance, that provision shall be enforced to the maximum extent permitted by law, and the other provisions will remain in full force and effect.

15.  BINDING EFFECT; NO ASSIGNMENT; AMENDMENT.

This Agreement shall be binding upon Consultant, and except as regards to personal services, upon Consultant's successors and assigns, and shall inure to the benefit of Cadence, its successors and assigns. This Agreement may not be assigned by Consultant and any attempted assignment by Consultant shall be void. This Agreement may only be modified or amended by mutual written consent of the parties.

16.  GOVERNING LAW.

This Agreement shall be governed and enforced in accordance with the laws of the State of California, excluding that body of law known as conflicts of law.

17.  WAIVER.

A failure of either party to exercise any right provided for herein shall not be deemed to be a waiver of any other right existing hereunder.

18.  COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one Agreement.

19.  CONDUCT BUSINESS FAIRLY.

Consultant agrees to conduct business in a manner that at all times reflects favorably upon the products and the good name, goodwill and reputation of Cadence.

20.  ENTIRE AGREEMENT.

This instrument and the attached Schedule(s) and Exhibits contain the entire agreement of the parties relating to the subject matter hereof, and supersede all prior and contemporaneous negotiations, correspondence, understanding and agreements of the parties relating to the subject matter hereof.

                             ----- END OF TERMS ----

-------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CONSULTANT:                                      CADENCE DESIGN SYSTEMS, INC.

Signature: /S/ George M. Scalise                 Signature: /S/ H. Raymond Bingham
           ------------------------------                   ------------------------------
                                                 (Requester)

Name: George M. Scalise                          Name: H. Raymond Bingham
      -----------------------------------              -----------------------------------
(Print)                                          (Print)

                                                 Title: Executive Vice President
                                                        ----------------------------------


                                      7

[LETTERHEAD]


Date: March 22, 1999                             Date: February 26, 1999
      -----------------------------------              -----------------------------------

Social Security No. or Federal Tax I.D.# ###-##-####
                                         ---------------------

[LETTERHEAD]

                                                           AGREEMENT NO:EX92302

                                    SCHEDULE

                  ALL ITEMS BELOW MUST BE COMPLETELY FILLED IN.
                             DO NOT LEAVE ANY BLANK.

1.  NAMES AND ADDRESS OF CONSULTANT:
George Scalise
181 Metro Drive, Ste. 450
San Jose, CA  95110       408 436-6600 phone      408 436-6646 Fax

2.  NAME AND ADDRESS OF CONSULTANT FOR NOTICE PURPOSES
    (IF DIFFERENT FROM ABOVE): Same

3.  TERM OF CONSULTING PERIOD FOR THIS SCHEDULE:      START DATE     END DATE
                                                      ----------     --------
                                                          1/1/99     12/31/99

4. DUTIES OF CONSULTANT, (SEE Section 2.1): Advise on government relations issues as required.

5. IDENTIFY ALL CONFLICTING OR POTENTIALLY CONFLICTING AGREEMENTS OR OBLIGATIONS OF CONSULTANT AND THE NATURE OF THE CONFLICT INVOLVED: None

6.  PROJECT MANAGER TO WHOM CONSULTANT REPORTS, (SEE Section 4.1): Ray Bingham

7.  EXPECTED DAYS OF CONSULTING TO BE PERFORMED PER MONTH: as needed

8.  DEPARTMENT/ACCOUNT NUMBER TO BE CHARGED: 41000

9. CONSULTING FEES, (SEE Section 6.1): $ 20,000/year (TO BE STATED AS DOLLARS PER HOUR OR DAY, OR OTHER AGREED UPON TERMS):

10. THE DOLLAR VALUE OF THIS CONSULTING SCHEDULE IS NOT TO EXCEED $20,000

11. IS THIS A RENEWAL SCHEDULE FROM A PREVIOUS AGREEMENT? YES ______ NO _XX_

    IF SO, WHAT WAS THE START DATE OF THE PREVIOUS SCHEDULE? _________________

-------------------------------------------------------------------------------

CONSULTANT:                                      CADENCE DESIGN SYSTEMS, INC.
            -----------------------------

SIGNATURE: /S/ George M. Scalise                 SIGNATURE: /S/ H. Raymond Bingham
           ------------------------------                   ------------------------------
                                                 (Requester)

NAME: George M. Scalise                          NAME: H. Raymond Bingham
      -----------------------------------              -----------------------------------
(Please Print)                                   (Please Print)

                                                 TITLE: Executive Vice President
                                                        ----------------------------------

DATE: March 8, 1999                              DATE: February 26, 1999
      -----------------------------------              -----------------------------------


MISSING INFORMATION COULD CAUSE A DELAY IN THE PROCESSING OF THIS CONSULTING AGREEMENT AND/OR PAYMENT TO THE CONSULTANT.

[LETTERHEAD]

                                                       EXHIBIT NDA

1. "CONFIDENTIAL INFORMATION" shall have the same meaning as defined Section 7 of the Master Consulting Agreement.

2. "DISCLOSING PERIOD" shall have the same meaning as defined in Section 7 of the Master Consulting Agreement.

3. OTHER SOURCES EXEMPTIONS: Consultant's obligations hereunder will not apply, or shall cease to apply, to that Confidential Information which Consultant can establish: (i) was not identified as confidential when disclosed or within thirty (30) days thereafter; or (ii) was in the public domain by acts not attributable to Consultant or otherwise available to the public other than by breach of this NDA; or (iii) was rightfully in possession of Consultant prior to receiving it from Cadence; or (iv) becomes available to Consultant from a source other than Cadence who is in rightful possession with the lawful right to provide it to Consultant; or (v) is independently developed by Consultant without use of or reference to the Confidential Information; or (vi) is otherwise agreed in writing to be no longer considered otherwise restricted by Cadence.

4. LIMITATIONS ON DUTY: Consultant's duty to maintain the confidentiality extends only to that disclosed Information which: (i) is identified as being Confidential at the time of disclosure by Cadence or within 30 days thereafter; or (ii) is marked Confidential, or with a similar legend, at the time of disclosure; or (iii) is summarized and designated as Confidential by Cadence in a written memorandum delivered to Consultant within thirty (30) days after the disclosure.

5. STANDARD OF CARE: Consultant shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, as it uses to safeguard its own confidential or proprietary information of a like nature from unauthorized use, disclosure, or dissemination. Consultant shall not copy, distribute, or disseminate any of the Confidential Information to any unauthorized persons or entities without the Cadence's express prior written consent and Consultant shall limit access to the Confidential Information to only those authorized employees or agents having a need to know.

6. RETURN OF MATERIALS: Upon the earlier of fifteen (15) calendar days after: (i) Consultant's receipt of Cadence's written request for same, or
(ii) Consultant's completion of those stated purposes for which Cadence provided Consultant its Confidential Information; or (iii) the end of the Disclosing Period; all of Cadence's Confidential Information and all copies thereof in Consultant's possession or control shall be returned to Cadence or destroyed by Consultant at Cadence's instruction. At Cadence's request, Consultant shall then certify the same in writing and that no copies have been retained by Consultant, its employees or agents.

7. MANDATORY DISCLOSURE EXEMPTIONS: Nothing herein shall restrict Consultant's right to disclose the Confidential Information where such disclosure is required by written order of a judicial, legislative, or administrative authority of competent jurisdiction provided, however that, in each case, Consultant will first notify Cadence of such need or requirement and cooperate with Cadence in limiting the scope of the proposed disclosure. Consultant will assist Cadence in taking all reasonable steps for obtaining further appropriate means of limiting the scope of the required disclosure of Cadence's Confidential Information.

8. EQUITABLE RELIEF AVAILABILITY: Consultant acknowledges that an unauthorized disclosure of the Confidential Information may cause irreparable harm to Cadence for which no adequate remedy at law exists and that, in addition to any other remedies which may be available, Cadence shall be entitled to seek injunctive relief to enforce the terms of this NDA.

9. NO RIGHTS OR LICENSES EXTENDED: No rights or licenses whatsoever, either express or implied, are granted hereunder by one to the other as to any patents or patent applications, copyrights, trade marks, trade secrets, or other intellectual property now or hereafter acquired, developed, or controlled. Cadence retains all rights and remedies afforded under all U.S. and foreign patent, copyright, trade secret, and other applicable laws for protecting confidential, proprietary, or trade secret information.

10. NO WAIVER OF RIGHTS: If one Party breaches this Agreement then the failure of the other Party to enforce any rights under this NDA shall not be deemed a waiver of any such rights.

11. TRANSFER RESTRICTIONS: Consultant will not transfer any disclosed information received hereunder to any country prohibited from obtaining such data according to any national export regulation, (e.g., U.S. Department of Commerce Export Administration Regulations), without first obtaining all valid export licenses and authorizations.


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